Item 12 (b).  Exhibits.

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:                                           USAA MUTUAL FUNDS TRUST

INTERMEDIATE-TERM BOND FUND                                    SCIENCE & TECHNOLOGY FUND
FIRST START GROWTH FUND                                               INCOME STOCK FUND
SHORT-TERM BOND FUND                                                     GROWTH & INCOME FUND
AGGRESSIVE GROWTH FUND                                                 INCOME FUND
GROWTH FUND                                                                          MONEY MARKET FUND
CAPITAL GROWTH FUND                                                       VALUE FUND
HIGH-YIELD OPPORTUNITIES FUND                                     SMALL CAP STOCK FUND

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended July 31, 2010, the undersigned hereby certifies, that:

1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:     September 30, 2010                                                  /S/ CHRISTOPHER W. CLAUS
             ________________                                               ___________________________________
                                                                                                 Christopher W. Claus
                                                                                                 President

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:                                           USAA MUTUAL FUNDS TRUST

INTERMEDIATE-TERM BOND FUND                                    SCIENCE & TECHNOLOGY FUND
FIRST START GROWTH FUND                                               INCOME STOCK FUND
SHORT-TERM BOND FUND                                                     GROWTH & INCOME FUND
AGGRESSIVE GROWTH FUND                                                 INCOME FUND
GROWTH FUND                                                                           MONEY MARKET FUND
CAPITAL GROWTH FUND                                                        VALUE FUND
HIGH-YIELD OPPORTUNITIES FUND                                     SMALL CAP STOCK FUND

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended July 31, 2010, the undersigned hereby certifies, that:

1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:    September 30, 2010                                                                                                    /S/ ROBERTO GALINDO, JR.
             ________________                                                                                                __________________________________
                  Roberto Galindo, Jr.
                  Treasurer